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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 1, 2007


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            Georgia                   000-28704               88-0429044
            -------                  -----------              ----------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)

 35193 Avenue "A", Suite-C, Yucaipa, California                 92399
 ----------------------------------------------                 -----
    (Address of principal executive offices)                  (Zip Code)

                                 (800) 259-9622
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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1.01  Entry into a Material Definitive Agreement

      The Board of Directors ("Board") of Ingen Technologies, Inc. ("Ingen") approved Resolution 2007.12 dated August 16, 2007. The Board also approved, by email vote known as Resolution 2007.11, an agreement with Invacare Supply Group, Inc.

      Resolution 2007.11 (referred to as a resolution, but is actually just an email vote of the Board) approved the entry of Ingen into an exclusive distribution agreement with Invacare Supply Group, Inc. ("ISG"). The term of the agreement is 3 years for the sale of Ingen's Oxyview(TM), commencing August 1, 2007. The territory includes North America, South America, Europe, Asia, Australia and New Zealand. ISG will purchase a confidential number of units initially. The pricing of units is also confidential. The parties will set goals for the remainder of the contract term after the first 12 months.

      Resolution 2007.12 approves an agreement with MedOx, Corporation for the provision of services for Oxyview(TM) and OxyAlert(TM) that includes installation, training, marketing and other services for a 3 year period. The agreement provides for per unit sold compensation as well as 2 million shares of Ingen common stock (when and if ISG sells 1 million Oxyview(TM) units) and a $20,000 payment by January 1, 2008.

      Resolution 2007.12 also authorizes the filing of this Form 8-K with confidential treatment of some contract terms.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2007              Ingen Technologies, Inc.


                                    By: /s/ Scott R. Sand
                                        -------------------------------------
                                        Scott R. Sand
                                        Chief Executive Officer and Chairman

TABLE OF EXHIBITS
(All Exhibits have been properly signed by the parties.
Original agreements are filed in our offices)


EXHIBIT NO.    DESCRIPTION

99.1           Ingen Technologies, Inc. Board Resolution 2007.12.

99.2 INGEN TECHNOLOGIES & INVACARE SUPPLY GROUP - Medical Supply Master Distribution Agreement (8-K EXHIBIT ONLY), executed by Ingen on August 13, 2007 and by ISG on August 14, 2007.

99.3 Agreement between Ingen Technologies, Inc. and MedOx, Corporation dated August 1, 2007.